Exhibit 99.1

NEWS RELEASE

Apache reports 18 percent year-over-year pro forma North American onshore liquids growth for second-quarter 2014

•	Second-quarter highlights

•	North American onshore pro forma liquids volumes exceeded 201,000 barrels per day

•	Worldwide production averaged 636,000 barrels of oil equivalent (boe) per day;

pro forma production averaged 550,000 boe per day

•	Generated earnings from continuing operations of $1.31 per diluted share/$505 million;

adjusted earnings of $1.67 per share/$644 million

•	Operating activities provided net cash of $2.3 billion;

$2.2 billion from continuing operations before changes in operating assets and liabilities

•	Repurchased 8.9 million shares of common stock

•	Company provides update on repositioning for North American onshore growth

HOUSTON, July 31, 2014 – Apache Corporation (NYSE, Nasdaq: APA) today announced second-quarter 2014 earnings of $505 million or $1.31 per diluted common share and adjusted earnings, which exclude certain items that impact the comparability of results, of $644 million or $1.67 per share. For the same period in the prior year, Apache’s earnings were $1 billion or $2.54 per diluted common share and adjusted earnings were $813 million or $2.04 per share. Net cash provided by operating activities totaled approximately $2.3 billion in second-quarter 2014, compared with $2.8 billion in the prior year, with cash from operations before changes in operating assets and liabilities totaling $2.2 billion, compared with $2.6 billion in second-quarter 2013. Prior-year results reflect contributions from properties that have been divested, including producing assets in the Gulf of Mexico, Canada, Argentina and a noncontrolling interest in Egypt.

APACHE REPORTS SECOND-QUARTER 2014 RESULTS — ADD 1

“Record-setting performance by our Permian Region continues to drive strong results for the company,” said G. Steven Farris, chairman, chief executive officer and president of Apache. “Apache’s onshore North American liquids production increased 18 percent on a pro forma basis in the second-quarter 2014 compared with the same period a year ago,” he said.

“We are excited about our initial results in emerging plays in the East Texas Eagle Ford and Canyon Lime in the U.S., and the Montney and Duvernay in Canada,” Farris said. “We continue to broaden and advance our compelling North American onshore portfolio.

“During the quarter, Apache took additional steps in focusing on North American onshore liquids growth by completing the sale of the non-producing Lucius and Heidelberg deepwater developments and divesting selected, primarily gas-producing properties in western Canada and South Texas. This brings our divestments over the last year to $10 billion,” he said.

Apache also returned additional capital to shareholders, purchasing 14.9 million shares of Apache common stock on the open market during the first six months of 2014, including 8.9 million shares during the second quarter at an average price of $87.30.

Update on repositioning for North American onshore growth

Consistent with the company’s ongoing repositioning for profitable and repeatable North American Onshore growth, Apache intends to completely exit the Wheatstone and Kitimat LNG projects. In addition, Apache is evaluating its international assets and exploring multiple opportunities, including the potential separation of some or all of these assets through the capital markets.

APACHE REPORTS SECOND-QUARTER 2014 RESULTS — ADD 2

Second-quarter 2014 production and operating highlights

Highlights from second-quarter include:

•	Total reported worldwide net daily production of oil, natural gas and natural gas liquids (NGLs) averaged 636,000 boe per day, with pro forma production averaging 550,000 boe per day.

•	North America onshore regions increased pro forma liquids production 31,000 barrels per day over the prior-year period. Total pro forma production averaged 201,000 barrels per day.

•	The Permian Region achieved record production averaging 155,000 boe per day, up 26 percent from the prior-year period. The region averaged 37 operated rigs during the quarter and drilled 164 gross operated wells (74 horizontal).

Oil and gas prices

Apache’s mix of hydrocarbon production during the second-quarter 2014 included approximately 49 percent crude oil and 10 percent NGLs. Crude oil and NGLs contributed 84 percent of the company’s revenue during the period.

Worldwide, Apache received an average price of $103.53 per barrel of crude oil during the second quarter compared with $98.47 per barrel in the prior-year period. Apache received an average price of $4.18 per thousand cubic feet (Mcf) of natural gas, compared with $3.97 per Mcf in the prior-year period.

APACHE REPORTS SECOND-QUARTER 2014 RESULTS — ADD 3

Conference call

Apache will conduct a conference call to discuss its results and review its portfolio at 1 p.m. Central time Thursday, July 31. The conference call will be webcast from Apache’s website, www.apachecorp.com. The webcast replay will be archived on Apache’s website. The conference call will be available for delayed playback by telephone for one week beginning at approximately 4 p.m. Central time July 31. To access the telephone playback, dial 855-859-2056 or 404-537-3406 for international calls. The conference access code is 30666789.

Additional Information

Additional information follows, including reconciliations of adjusted earnings and cash from operations before changes in operating assets and liabilities (non-GAAP financial measures) to the most directly comparable GAAP financial measures and information regarding Pro Forma Production. Our quarterly Operations and Financial Supplements are available at http://www.apachecorp.com/financialdata.

About Apache

Apache Corporation is an oil and gas exploration and production company with operations in the United States, Canada, Egypt, the United Kingdom and Australia. Apache posts announcements, operational updates, investor information and copies of all press releases on its website, www.apachecorp.com, and on its Media and Investor Center mobile application, which is available for free download from the Apple App Store and the Google Play Store.

APACHE REPORTS SECOND-QUARTER 2014 RESULTS — ADD 4

Non-GAAP financial measures

Apache’s financial information includes information prepared in conformity with generally accepted accounting standards (GAAP) as well as non-GAAP information. It is management’s intent to provide non-GAAP financial information to enhance understanding of our consolidated financial information as prepared in accordance with GAAP. Adjusted earnings and cash from continuing operations before changes in operating assets and liabilities are non-GAAP measures. This non-GAAP information should be considered by the reader in addition to, but not instead of, the financial statements prepared in accordance with GAAP. Each non-GAAP financial measure is presented along with the corresponding GAAP measure so as not to imply that more emphasis should be placed on the non-GAAP measure.

Forward-looking statements

This news release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Forward-looking statements can be identified by words such as “anticipates,” “intends,” “plans,” “seeks,” “believes,” “estimates,” “expects” and similar references to future periods. These statements include, but are not limited to, statements about future plans, expectations and objectives for Apache’s operations, including statements about our drilling plans and production expectations, asset sales and monetizations and share repurchases. While forward-looking statements are based on assumptions and analyses made by us that we believe to be reasonable under the circumstances, whether actual results and developments will meet our expectations and predictions depend on a number of risks and uncertainties which could cause our actual results, performance, and financial condition to differ materially from our expectations. See “Risk Factors” in our 2013 Form 10-K filed with the Securities and Exchange Commission for a discussion of risk factors that affect our business. Any forward-looking statement made by us in this news release speaks only as of the date on which it is made. Factors or events that could cause our actual results to differ may emerge from time to time, and it is not possible for us to predict all of them. We undertake no obligation to publicly update any forward-looking statement, whether as a result of new information, future development or otherwise, except as may be required by law.

Contacts

Media:	(713) 296-6100	Patrick Cassidy
	(713) 296-7276	Bill Mintz

Investor:	(281) 302-2286	Castlen Kennedy
Christopher Cortez
Alicia Reis

Website: www.apachecorp.com

APACHE CORPORATION

STATEMENT OF CONSOLIDATED OPERATIONS

(Unaudited)

(In millions, except per share data)

	For the Quarter Ended June 30,		For the Six Months Ended June 30,
	2014	2013	2014	2013
REVENUES AND OTHER:
Oil revenues	$2,950	$3,130	$5,765	$6,322
Gas revenues	589	721	1,235	1,402
NGL revenues	169	150	355	298

Oil and gas production revenues	3,708	4,001	7,355	8,022
Derivative instrument gains (losses)	(174)	247	(194)	147
Other	(50)	20	(2)	45

	3,484	4,268	7,159	8,214

COSTS AND EXPENSES:
Depreciation, depletion and amortization
Oil and gas property and equipment
Recurring	1,155	1,258	2,264	2,468
Additional	203	—	203	—
Other assets	99	92	196	194
Asset retirement obligation accretion	45	64	89	127
Lease operating expenses	613	781	1,210	1,503
Gathering and transportation	66	77	136	150
Taxes other than income	181	170	362	399
General and administrative	94	126	199	238
Acquisition, divestiture & separation costs	14	—	30	—
Financing costs, net	35	52	62	107

	2,505	2,620	4,751	5,186

INCOME BEFORE INCOME TAXES	979	1,648	2,408	3,028
Current income tax provision	325	284	741	781
Deferred income tax provision	41	327	203	432

INCOME FROM CONTINUING OPERATIONS INCLUDING NONCONTROLLING INTEREST	613	1,037	1,464	1,815
Loss from discontinued operations, net of tax	—	(2)	(517)	(63)

INCOME INCLUDING NONCONTROLLING INTEREST	613	1,035	947	1,752
Net income attributable to noncontrolling interest	108	—	206	—
Preferred stock dividends	—	19	—	38

NET INCOME ATTRIBUTABLE TO COMMON STOCK	$505	$1,016	$741	$1,714

NET INCOME (LOSS) ATTRIBUTABLE TO COMMON SHAREHOLDERS
Net income from continuing operations attributable to common shareholders	$505	$1,018	$1,258	$1,777
Net income (loss) from discontinued operations	—	(2)	(517)	(63)

Net income attributable to common shareholders	$505	$1,016	$741	$1,714

BASIC NET INCOME (LOSS) PER COMMON SHARE:
Basic net income from continuing operations per share	$1.31	$2.60	$3.23	$4.53
Basic net loss from discontinued operations per share	—	(0.01)	(1.33)	(0.16)

Basic net income per share	$1.31	$2.59	$1.90	$4.37

DILUTED NET INCOME (LOSS) PER COMMON SHARE:
Diluted net income from continuing operations per share	$1.31	$2.54	$3.21	$4.45
Diluted net loss from discontinued operations per share	—	—	(1.32)	(0.15)

Diluted net income per share	$1.31	$2.54	$1.89	$4.30

WEIGHTED-AVERAGE NUMBER OF COMMON SHARES OUTSTANDING:
Basic	385	392	390	392
Diluted	387	408	392	408

DIVIDENDS DECLARED PER COMMON SHARE	$0.25	$0.20	$0.50	$0.40

APACHE CORPORATION

PRODUCTION INFORMATION

	For the Quarter Ended June 30,		For the Six Months Ended June 30,
	2014	2013	2014	2013
OIL VOLUME - Barrels per day
Permian	90,536	68,811	89,437	68,358
Central	21,987	21,950	21,837	21,242
Gulf Coast	10,977	10,593	10,976	10,287
Canada	17,981	18,573	17,786	17,878

N.A. Onshore	141,481	119,927	140,036	117,765

Gulf of Mexico	6,896	8,223	6,592	7,732
GOM Shelf	2	47,721	339	45,684

North America	148,379	175,871	146,967	171,181

Egypt (1)	88,643	88,002	88,370	89,649
Australia	14,555	21,810	15,683	20,911
North Sea	61,610	63,667	60,358	66,051

International (1)	164,808	173,479	164,411	176,611

Total (1)	313,187	349,350	311,378	347,792

NATURAL GAS VOLUME - Mcf per day
Permian	213,192	190,455	214,519	188,097
Central	264,948	275,507	262,636	276,262
Gulf Coast	95,765	107,424	97,494	106,423
Canada	316,740	520,797	347,057	519,991

N.A. Onshore	890,645	1,094,183	921,706	1,090,773

Gulf of Mexico	22,804	24,957	19,517	28,030
GOM Shelf	261	262,318	674	258,383

North America	913,710	1,381,458	941,897	1,377,186

Egypt (1)	367,950	357,291	372,628	361,428
Australia	210,470	212,022	213,116	213,202
North Sea	54,848	48,411	49,986	51,704

International (1)	633,268	617,724	635,730	626,334

Total (1)	1,546,978	1,999,182	1,577,627	2,003,520

NGL VOLUME - Barrels per day
Permian	29,176	22,692	27,229	21,644
Central	23,738	23,021	24,094	21,279
Gulf Coast	2,545	2,502	2,484	2,408
Canada	5,921	6,686	6,840	6,675

N.A. Onshore	61,380	54,901	60,647	52,006

Gulf of Mexico	1,166	1,162	999	1,025
GOM Shelf	—	7,641	45	6,824

North America	62,546	63,704	61,691	59,855

Egypt (1)	884	—	560	—
North Sea	1,367	1,201	1,230	1,346

International (1)	2,251	1,201	1,790	1,346

Total (1)	64,797	64,905	63,481	61,201

BOE per day
Permian	155,244	123,246	152,420	121,351
Central	89,883	90,888	89,704	88,565
Gulf Coast	29,483	30,998	29,710	30,432
Canada	76,692	112,059	82,469	111,218

N.A. Onshore	351,302	357,191	354,303	351,566

Gulf of Mexico	11,862	13,545	10,843	13,428
GOM Shelf	46	99,082	496	95,573

North America	363,210	469,818	365,642	460,567

Egypt (1)	150,853	147,551	151,035	149,887
Australia	49,633	57,147	51,203	56,444
North Sea	72,118	72,936	69,918	76,015

International (1)	272,604	277,634	272,156	282,346

Total (1)	635,814	747,452	637,798	742,913

Total excluding noncontrolling interest	585,567	747,452	587,702	742,913

(1)	Includes production volume per day attributable to noncontrolling interest in Egypt

Oil (b/d)	29,508	—	29,288	—
Gas (mcf/d)	122,665	—	123,726	—
NGL (b/d)	295	—	187	—

Discontinued Operations - Argentina
Oil (b/d)	—	9,365	3,424	9,331
Gas (mcf/d)	—	184,528	70,286	186,383
NGL (b/d)	—	2,239	640	2,529
BOE/d	—	42,359	15,778	42,924

APACHE CORPORATION

PRO FORMA PRODUCTION INFORMATION

Pro forma production excludes certain items that management believes affect the comparability of operating results for the periods presented. Pro forma production excludes production attributable to assets that have been divested (in the Gulf of Mexico shelf, Argentina, Canada, and South Texas), production attributable to a noncontrolling interest in our Egypt oil and gas business, and Egypt tax barrels. Management uses pro forma production to evaluate the company’s operational trends and performance and believes it is useful to investors and other third parties.

	For the Quarter Ended June 30,		For the Six Months Ended June 30,
	2014	2013	2014	2013
OIL VOLUME - Barrels per day
Permian	90,536	68,811	89,437	68,358
Central	21,987	21,950	21,837	21,242
Gulf Coast	10,677	10,009	10,661	9,814
Canada	17,817	17,357	17,615	16,659

N.A. Onshore	141,017	118,127	139,550	116,073

Gulf of Mexico	6,896	8,223	6,592	7,732
GOM Shelf	—	—	—	—

North America	147,913	126,350	146,142	123,805

Egypt	43,117	43,072	43,514	42,844
Australia	14,555	21,810	15,683	20,911
North Sea	61,610	63,667	60,358	66,051

International	119,282	128,549	119,555	129,806

Total	267,195	254,899	265,697	253,611

NATURAL GAS VOLUME - Mcf per day
Permian	213,192	190,455	214,519	188,097
Central	264,948	275,507	262,636	276,262
Gulf Coast	80,976	83,156	81,762	82,786
Canada	289,744	307,139	291,270	308,950

N.A. Onshore	848,860	856,257	850,187	856,095

Gulf of Mexico	22,804	24,957	19,517	28,030
GOM Shelf	—	—	—	—

North America	871,664	881,214	869,704	884,125

Egypt	181,792	177,242	187,310	176,018
Australia	210,470	212,022	213,116	213,202
North Sea	54,848	48,411	49,986	51,704

International	447,110	437,675	450,412	440,924

Total	1,318,774	1,318,889	1,320,116	1,325,049

NGL VOLUME - Barrels per day
Permian	29,176	22,692	27,229	21,644
Central	23,738	23,021	24,094	21,279
Gulf Coast	2,024	1,465	1,969	1,482
Canada	5,440	5,168	5,897	5,111

N.A. Onshore	60,378	52,346	59,189	49,516

Gulf of Mexico	1,166	1,162	999	1,025
GOM Shelf	—	—	—	—

North America	61,544	53,508	60,188	50,541

Egypt	455	—	290	—
North Sea	1,367	1,201	1,230	1,346

International	1,822	1,201	1,520	1,346

Total	63,366	54,709	61,708	51,887

BOE per day
Permian	155,244	123,246	152,420	121,351
Central	89,883	90,888	89,704	88,565
Gulf Coast	26,197	25,333	26,257	25,094
Canada	71,548	73,715	72,057	73,262

N.A. Onshore	342,872	313,182	340,438	308,272

Gulf of Mexico	11,862	13,545	10,843	13,428
GOM Shelf	—	—	—	—

North America	354,734	326,727	351,281	321,700

Egypt	73,871	72,612	75,022	72,180
Australia	49,633	57,147	51,203	56,444
North Sea	72,118	72,936	69,918	76,015

International	195,622	202,695	196,143	204,639

Total	550,356	529,422	547,424	526,339

APACHE CORPORATION

PRICE INFORMATION

	For the Quarter Ended June 30,		For the Six Months Ended June 30,
	2014	2013	2014	2013
AVERAGE OIL PRICE PER BARREL
Permian	$94.33	$92.08	$94.05	$87.49
Central	100.39	89.18	97.10	88.69
Gulf Coast	103.81	106.22	102.84	108.54
Canada	94.66	87.38	91.47	84.97
N.A. Onshore	96.06	92.03	94.91	89.16
Gulf of Mexico	102.63	105.54	102.06	107.83
GOM Shelf	NM	106.95	NM	109.19
North America (1)	96.24	96.11	95.15	94.70
Egypt	109.74	99.36	108.24	105.25
Australia	115.34	100.79	113.70	106.29
North Sea	109.33	102.95	108.00	106.85
International	110.08	100.86	108.67	105.97
Total (1)	103.53	98.47	102.29	100.43

AVERAGE NATURAL GAS PRICE PER MCF
Permian	$4.48	$3.86	$4.63	$3.81
Central	4.49	3.91	4.84	3.82
Gulf Coast	4.72	4.27	4.83	3.91
Canada	4.21	3.52	4.30	3.37
N.A. Onshore	4.41	3.76	4.62	3.61
Gulf of Mexico	4.35	3.14	4.71	3.28
GOM Shelf	NM	4.18	NM	3.87
North America (1)	4.41	3.86	4.58	3.71
Egypt	2.96	3.00	2.99	2.97
Australia	4.40	4.70	4.41	4.82
North Sea	7.75	10.86	9.07	10.41
International	3.85	4.20	3.94	4.21
Total (1)	4.18	3.97	4.33	3.87

AVERAGE NGL PRICE PER BARREL
Permian	$28.46	$25.53	$29.85	$25.61
Central	25.03	21.69	27.74	23.90
Gulf Coast	27.86	28.80	31.76	31.14
Canada	31.67	24.60	37.56	28.35
N.A. Onshore	27.42	23.96	29.96	25.52
Gulf of Mexico	31.73	31.26	31.84	32.73
GOM Shelf	NM	27.21	NM	27.93
North America	27.50	24.48	29.83	25.92
Egypt	57.67	—	59.05	—
North Sea	61.81	70.39	69.77	70.81
International	60.19	70.39	66.41	70.81
Total	28.64	25.33	30.86	26.91

Discontinued Operations - Argentina
Oil price ($/Bbl)	$—	$77.74	$72.70	$76.56
Gas price ($/Mcf)	—	2.79	3.04	2.99
NGL price ($/Bbl)	—	20.94	24.57	26.12

(1)	Prices reflect the impact of financial derivative hedging activities.

APACHE CORPORATION

SUMMARY BALANCE SHEET INFORMATION

(Unaudited)

(In millions)

	June 30, 2014	December 31, 2013
Cash and Cash Equivalents	$524	$1,906
Short-Term Restricted Cash	1,138	—
Other Current Assets	3,824	4,460
Property and Equipment, net	52,470	52,421
Long-Term Restricted Cash	229	—
Goodwill	1,369	1,369
Other Assets	1,617	1,481

Total Assets	$61,171	$61,637

Short-Term Debt	$1	$53
Other Current Liabilities	4,569	4,647
Long-Term Debt	9,674	9,672
Deferred Credits and Other Noncurrent Liabilities	12,035	11,872
Apache Shareholders’ Equity	32,755	33,396
Noncontrolling interest	2,137	1,997

Total Liabilities and Shareholders’ Equity	$61,171	$61,637

Common shares outstanding at end of period	382	396

APACHE CORPORATION

SUMMARY OF COSTS INCURRED AND GTP CAPITAL INVESTMENTS

(Unaudited)

(In millions)

	For the Quarter Ended June 30,		For the Six Months Ended June 30,
	2014	2013	2014	2013
Costs Incurred in Oil and Gas Property:
Acquisitions	$3	$—	$5	$280
Exploration and Development	2,554	2,727	5,107	5,176

	2,557	2,727	5,112	5,456

GTP Capital Investments:
Acquisitions	$—	$—	$—	$83
GTP Facilities	378	236	723	492

	378	236	723	575

Total Costs Incurred and GTP Capital Investments	$2,935	$2,963	$5,835	$6,031

APACHE CORPORATION

NON-GAAP FINANCIAL MEASURES

(Unaudited)

(In millions, except per share data)

Reconciliation of income attributable to common stock to adjusted earnings:

Adjusted earnings and adjusted earnings per share are non-GAAP financial measures. Adjusted earnings generally exclude certain items that management believes affect the comparability of operating results or are not related to Apache’s ongoing operations. Management uses adjusted earnings to evaluate the company’s operational trends and performance relative to other oil and gas companies. Management believes this presentation may be useful to investors who follow the practice of some industry analysts who adjust reported company earnings for items that may obscure underlying fundamentals and trends.

	For the Quarter Ended June 30,		For the Six Months Ended June 30,
	2014	2013	2014	2013
Income Attributable to Common Stock (GAAP)	$505	$1,016	$741	$1,714

Adjustments:
Argentina discontinued operations, net of tax	$—	$2	$517	$63
Oil & gas property write-downs, net of tax	77	—	77	—
Unrealized foreign currency fluctuation impact on deferred tax expense	13	(66)	20	(70)
Acquisition, divestiture & separation costs, net of tax	9	—	20	—
Rig stacking costs, net of tax	9	—	9	—
Deferred tax adjustments	—	17	(5)	28
Commodity derivative mark-to-market, net of tax	31	(156)	(18)	(125)

Adjusted Earnings (Non-GAAP)	$644	$813	$1,361	$1,610

Net Income per Common Share - Diluted (GAAP)	$1.31	$2.54	$1.89	$4.30

Adjustments:
Argentina discontinued operations, net of tax	$—	$—	1.32	0.15
Oil & gas property write-downs, net of tax	0.20	—	0.20	—
Unrealized foreign currency fluctuation impact on deferred tax expense	0.03	(0.16)	0.05	(0.17)
Acquisition, divestiture & separation costs, net of tax	0.03	—	0.05	—
Rig stacking costs, net of tax	0.02	—	0.02	—
Deferred tax adjustments	—	0.04	(0.01)	0.07
Commodity derivative mark-to-market, net of tax	0.08	(0.38)	(0.05)	(0.31)

Adjusted Earnings Per Share - Diluted (Non-GAAP)	$1.67	$2.04	$3.47	$4.04

Total income tax provision (GAAP)	$366	$611	$944	$1,213

Adjustments:
Tax impact on oil & gas property write-downs	$126	$—	$126	$—
Tax impact on acquisition, divestiture & separation costs	5	—	10	—
Tax impact on rig stacking costs	5	—	5	—
Deferred tax adjustments	—	(17)	5	(28)
Tax impact on commodity derivative mark-to-market	18	(86)	(9)	(69)
Foreign currency fluctuation impact on deferred tax expense	(13)	66	(20)	70

Adjusted total income tax provision	$507	$574	$1,061	$1,186

Adjusted Effective Tax Rate (Non-GAAP)	40.3%	40.8%	40.4%	41.8%

APACHE CORPORATION

NON-GAAP FINANCIAL MEASURES

(Unaudited)

(In millions, except per share data)

Reconciliation of net cash provided by operating activities to cash from continuing operations before changes in operating assets and liabilities:

Cash from operations before changes in operating assets and liabilities is a non-GAAP financial measure. Apache uses it internally and provides the information because management believes it is useful for investors and widely accepted by those following the oil and gas industry as a financial indicator of a company’s ability to generate cash to internally fund exploration and development activities, fund dividend programs, and service debt. It is also used by research analysts to value and compare oil and gas exploration and production companies and is frequently included in published research when providing investment recommendations. Cash from operations before changes in operating assets and liabilities, therefore, is an additional measure of liquidity but is not a measure of financial performance under GAAP and should not be considered as an alternative to cash flows from operating, investing, or financing activities.

The following table reconciles net cash provided by operating activities to cash from operations before changes in operating assets and liabilities.

	For the Quarter Ended June 30,		For the Six Months Ended June 30,
	2014	2013	2014	2013
Net cash provided by operating activities (GAAP)	$2,339	$2,759	$4,632	$5,380
Less: Discontinued operations	—	(40)	(82)	(104)

Net cash provided by operating activities excluding discontinued operations	$2,339	$2,719	$4,550	$5,276
Changes in operating assets and liabilities	(111)	(164)	(100)	(426)

Cash from continuing operations before changes in operating assets and liabilities	$2,228	$2,555	$4,450	$4,850